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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):


                                DECEMBER 16, 1997



                          CAMBRIDGE NEUROSCIENCE, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


  DELAWARE                          0-19193                     13-3319074
-------------                     -----------                ------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


              ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MA 02139
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 225-0600
                                                          ---------------

                            Total Number of Pages 6.
                            Exhibit Index at Page 4.

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ITEM 5 - OTHER EVENTS

     On December 16, 1997, Cambridge NeuroScience, Inc. (the "Company") issued a news release announcing that the Phase III clinical trial of CERESTAT(1) in stroke patients, which was temporarily suspended in June 1997, will not restart. The information contained in this news release is incorporated herein by reference and filed as Exhibit 99.6 hereto.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99.6    The Company's News Release dated December 16, 1997.

-----------------------
(1)  CERESTAT is a registered trademark of Boehringer Ingelheim International
     GmbH.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CAMBRIDGE NEUROSCIENCE, INC.



Date:  December 16, 1997              /s/ Harry W. Wilcox, III
                                      ------------------------------------------
                                      Harry W. Wilcox, III
                                      Sr. Vice President, Finance and Business
                                      Development; Chief Financial Officer





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                                  EXHIBIT INDEX



Exhibit
Sequential
Number            Description
------            -----------

99.6              The Company's News Release dated December 16, 1997.



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